UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 4, 2016 (April 29, 2016)

SERVICEMASTER GLOBAL HOLDINGS, INC.

 (Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

On May 4, 2016, ServiceMaster Global Holdings, Inc. issued a press release reporting unaudited results for the first quarter of 2016. A copy of the press release is being furnished as Exhibit 99 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2016, David H. Wasserman resigned as a member of the Company’s Board of Directors. Mr. Wasserman’s resignation was expected and had been previously announced by the Company. Also as expected and previously announced, on May 3, 2016, John Krenicki, Jr. resigned as Chairman of the Board and Mark E. Tomkins was appointed as non-executive Chairman of the Board. Mr. Krenicki will continue to serve as a director on the Board. These changes demonstrate another step forward in the Company transitioning from directors appointed by private equity funds to a board of directors being led by independent directors.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 3, 2016, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 7, 2016.  At the close of business on that date, the Company had 135,655,451 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.  At the Annual Meeting, three proposals were submitted to the Company’s stockholders.  The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 21, 2016.  The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class II directors to serve for a term expiring at the 2019 Annual Meeting.  The voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Vote
Richard P. Fox	122,148,020	1,190,670	3,933,233
Laurie Ann Goldman	122,869,075	469,615	3,933,233
Thomas C. Tiller, Jr	122,866,180	472,510	3,933,233

Proposal 2

The Company’s stockholders approved the advisory resolution approving executive compensation.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
122,288,911	764,449	285,330	3,933,233

Proposal 3

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
127,106,568	47,011	118,344	N/A

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued May 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

May 4, 2016	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Ctober 30
Exhibit	Description

99	Earnings Press Release of ServiceMaster Global Holdings, Inc. issued May 4, 2016.